Investor Presentation September 17th, 2026

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlook or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing the Company’s growth strategy, and opening new branches as planned; the Company’s convenience check strategy; the Company’s policies and procedures for underwriting, processing, and servicing loans; the Company’s ability to collect on its loan portfolio; the Company’s insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of evolving underwriting models and processes, including as to the effectiveness of the Company’s custom scorecards; changes in the competitive environment in which the Company operates or a decrease in the demand for its products; the geographic concentration of the Company’s loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets the Company serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to realize the anticipated benefits from our lending partnership with Column N.A.; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the development and use of artificial intelligence; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; any future public health crises, including the impact of such crisis on our operations and financial condition; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support the Company’s operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates; the impact of changes in tax laws and guidance, including the timing and amount of revenues that may be recognized; risks related to the ownership of the Company's common stock, including volatility in the market price of shares of the Company's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in the Company's charter documents and applicable state law. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation contains certain non-GAAP measures. Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. This presentation also contains certain financial terms and abbreviations. Please refer to the Appendix accompanying this presentation for a glossary of terms and abbreviations. 2

Company Overview

Business Snapshot Founded 1987 NYSE Listed: RM State entered in 2026 Potential future state expansion Note: Geographic footprint and net finance receivables as of June 30, 2026 States entered in 2021-2025 Legacy states 357 branches 20 states Total receivables of $2.1 billion Multi-channel customer acquisition: branches, digital, and direct mail Diversified consumer finance company operating under the name “Regional Finance” Providing responsible credit solutions to a diverse customer base underserved by traditional financial institutions Offering transparent, accessible installment loans — driving consistent portfolio growth with disciplined risk management 4

Investment Highlights Strong balance sheet supports capital returns Geographic, product, and channel expansion drive growth Omni-channel growth strategy with abundant market opportunity Responsible growth with stable credit using advanced credit tools Modern infrastructure leveraging AI and digital capabilities Deep management experience through credit cycles High customer satisfaction and loyalty Scale, digital capabilities, and lighter footprint will drive operating leverage 5

Strategic Framework Targeted investments in market and product expansion, digital infrastructure, advanced analytics, and AI-enabled capabilities to enhance customer engagement, optimize underwriting and pricing, improve operating efficiency, and drive long-term shareholder returns. Underwrite with Discipline Long-term NCL target below 10% Use of machine learning in underwriting, decisioning, and collections to improve efficiency, outcomes, and returns Seasoned leadership team with experience through credit cycles Expand our Footprint Entered 20th state –Florida Goal to become a national lender through our omni-channel platform while optimizing returns Large, underserved non-prime market with abundant runway Grow Responsibly Scaling auto-secured portfolio with attractive risk-adjusted returns Column N.A. partnership expands our addressable market; live in >25% of branches(2) Deliver profitable receivable growth while maintaining credit discipline Operate Efficiently 12.4% OpEx ratio(1) (improved 80 bps YoY) YoY total revenue growth outpaced G&A expense growth by 4.2x (1) Continued investment in building a modern, scalable digital infrastructure Fund & Return Capital 80% fixed-rate debt(2) with staggered maturities Diversified funding sources Consistent shareholder return through dividends and share repurchases During the three months ended June 30, 2026 As of June 30, 2026 6

Abundant Total Addressable Market Approximately 80 million Americans generally align with Regional’s customer base (1)(3) $100 billion market opportunity – RM has ~2% market share and increased our addressable market by over 80% since 2020; still significant runway for growth $4.7 Trillion Consumer Finance Market (2) 26% of US Population with FICO Between 550 & 700 (3) Personal Installment Loans Account for ~$100 billion (2) Adult US Population sourced from US Census Bureau https://www.census.gov/data/tables/time-series/demo/popest/2020s-national-detail.html Sourced from Equifax US National Consumer Credit Trends Report; August 2026 Sourced from FICO Score Credit Insights Report, Spring 2026 Edition https://www.fico.com/en/latest-thinking/market-research/fico-score-credit-insights-spring-2026-edition Auto Loans (34%) Student Loans (27%) Credit Cards (25%) Other (12%) Personal Lending (2%) 7

Meeting our Customers' Needs

Multi-Channel Acquisition

In Branch
$1.2B Originated
76% Large/24% Small

Direct Mail
$506.5MM Originated
Convenience Check Loans

Digitally Sourced
$255.0MM Originated
Digital Lead Generation
Partnership Affiliates

Large Loans

Customer Need	Characteristics	Portfolio
Debt consolidation	Size: $2,501 to $45,000	Outstanding Balance: $1.7B
Medical expenses	Average Origination: ~$6,700	# of Loans: 293,100
Home repairs	Average Origination APR: 30.8%	

Small Loans

Customer Need	Characteristics	Portfolio
Short-term cash needs	Size: $500 to $2,500	Outstanding Balance: $488.6MM
Bill payment	Average Origination: ~$2,300	# of Loans: 270,500
Back-to-school expenses	Average Origination APR: 43.8%	
Auto repair		

- Three complementary acquisition channels — branch, direct mail, and digital — driving over $1.9B in originations across products
- Customer graduation strategy allows borrowers to build payment history and renew into larger, lower-APR loans as their credit profiles evolve
- Auto-secured product portfolio 15.1% of the total portfolio, compared to 12.5% in the prior-year period
- Optimal product/channel mix balances credit quality, yield, and customer reach

Originations metrics reflect trailing twelve months (3Q 25 - 2Q 26); portfolio data is as of 6/30/2026

REGIONAL MANAGEMENT 8

Serving Our Customers Excellent net promoter score of 58 84% of customers would apply to Regional Finance first the next time they need a loan ~90% favorable ratings for key attributes: Loan process was quick, easy, and understandable People are professional, responsive, respectful, knowledgeable, helpful, and friendly Continued investment in digital channels and remote servicing capabilities, with a sustained focus on delivering positive customer experience Origination Needs (1) Demographics Top-Notch Customer Service (1) Average Age (2) 58 Years Annual Income (3) $54,000 Some College or Trade School (1) 58% Fall 2025 Customer Satisfaction Survey (performed by third party and commissioned by RM) Average age of borrower in our portfolio as of June 30, 2026 Based on 2Q 26 origination volume 9

Financial Overview

Key Financial Results In millions Responsible and profitable portfolio growth driven by state expansion, product development, and digital affiliate initiatives Improving operating leverage driven by disciplined expense management Strong execution resulting in continuous improvements in credit quality, operational efficiency, and profitable growth In millions Net income in millions 11

Excess Capital Consistently Returned to Shareholders Proven track record of excess capital generation through returning capital to stockholders and reinvesting to drive sustainable, long-term profitable growth (1) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. (2) Cumulative change since year-end 2020 through the period ended 2Q 26. (3) As of period-end; YTD 26 reflects the balance as of June 30, 2026 12

Responsible Portfolio Growth 13 Portfolio Growth Trend ($ in millions) Average FICO relatively consistent YoY and over the last several quarters Achieved 9.6% YoY portfolio growth from large loans including high-quality auto-secured loans and new branch openings Auto-secured product portfolio grew $78.1MM to 15.1% of the total portfolio, compared to 12.5% in the prior-year period New branches opened since 2Q 25 have generated $12.3MM, or 6.6%, of total YoY portfolio growth Quarterly Origination Trend ($ in millions)

14 Revenue Up 6.7% on Receivable Growth Total Revenue and Interest & Fee Yields Total Revenue ($ in millions) Revenue grew 6.7% YoY due to $202MM increase in ANR  Total revenue yield down 110 bps YoY, primarily due to a mix shift toward larger loans and auto-secured products, which typically carry lower yields and lower loss rates Total revenue yield up 30 bps sequentially, primarily reflecting seasonality and a full quarter of bank partnership fee income, offset by lower insurance income

Recent Credit Trends 30+ & 90+ DQ % ($ in millions) Net Credit Loss Rates 15 2Q 26 delinquency rate of 7.0% decreased sequentially 20 bps and increased 40 bps YoY. The increase primarily reflects slower portfolio growth (20 bps) and the impact of higher-risk segments that we have since tightened. 30+ days past due of $149.4MM compares favorably to the allowance for credit losses of $224.0MM as of 2Q 26 2Q 26 net credit loss rate decreased 30 bps sequentially 2Q 26 net credit loss rate increased 30 bps YoY Inclusive of 20 bps impact of lower YTD ANR growth compared to the prior-year period

Operating Expense Ratio ($ in millions) Operating expense ratio of 12.4% improved 80 bps YoY, despite investment in technology, digital capabilities, and growth, including 12 new branches opened since 2Q 25 YoY total revenue growth outpaced G&A expense growth by 4.2x Investing for Long Term Growth While Maintaining Expense Discipline 16

Total unused capacity was $442MM (subject to borrowing base) as of June 30, 2026 Available liquidity of $128MM as of June 30, 2026 Fixed-rate debt represented 80% of total debt as of June 30, 2026, with WAC of 4.8% Strong Funding Profile Unused Capacity ($ in millions) Fixed vs. Variable Debt Funded Debt Ratios 17 (1) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure.

Accelerated Innovation Deploy new technology to advance omni-channel experience; end-to-end digital lending launched July 2026 Apply machine learning in underwriting, decisioning, and collections to improve efficiency, outcomes, and returns Growth Strategy Bank Partnership Program Column N.A. partnership live in Texas; additional states launching this year $65MM+ originated since launch in 1Q 26; 28% of current run-rate originations Pre-tax margin projected to improve vs. state-licensed loans Expand Reach Identified states with favorable economics for expansion; Entered Florida in May 2026 — 20th state Execute on distribution of larger auto-secured loans and end-to-end digital originations Assess new product offerings and use national scale to unlock strategic partnerships 18

Deep Management Experience Catherine Atwood General Counsel and Secretary 10+ years of consumer finance services experience Previously served as VP, Deputy General Counsel, and Chief Compliance Officer for Regional Prior to joining Regional, was a business litigation attorney for Womble Bond Dickinson, LLP Brian Fisher Chief Strategy and Development Officer 10+ years of consumer finance services experience Previously served as General Counsel and Secretary for Regional Prior to joining Regional, was a corporate and securities attorney for Womble Bond Dickinson, LLP Lakhbir Lamba President and CEO Manish Parmar Chief Credit Risk Officer Harp Rana Chief Financial and Administrative Officer 25+ years of financial services experience Prior to joining Regional, was Managing Director, North America Retail at Citigroup Held additional roles in business and finance at Citi, including Head of US Retail Deposit and Lending Products 20+ years of credit and financial experience in credit risk, analytics, financial partnerships, database marketing, and modeling Prior to joining Regional, was Chief Credit and Analytics Officer at Conn’s Also held several senior management roles at Discover Financial Services, including the Head of Consumer Risk Management 30 years of leadership experience in consumer lending and financial services Prior to joining Regional, was Head of Consumer Lending & Analytics at PNC Held additional leadership roles at PNC, including EVP of Retail Lending and EVP of Analytics and Portfolio Management Bios of Executive Officers 19

Appendix

Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures. The Company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the Company’s financial results. The Company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our operating results. As a result, the Company believes that the non-GAAP measures that it has presented will aid in the evaluation of the operating performance of the business. Total capital and capital return, and capital generation are non-GAAP measures that include stock repurchases and dividends returned to stockholders with total capital. Management uses these measures to evaluate the Company's ability to generate capital to return to stockholders, reinvest in strategic initiatives, and evaluate its capacity to absorb losses. The Company also believes that these capital and absorption measures provide useful information to users of the Company’s financial statements in the evaluation of its ability to generate capital to return to stockholders, reinvest in strategic initiatives, and evaluate its capacity to absorb losses. Tangible equity, tangible book value per share, and the funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the Company’s capital and leverage position. The Company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the Company’s financial statements in the evaluation of its capital and leverage position. The Company believes that the aforementioned non-GAAP measures will aid users of its financial statements in the evaluation of its operating performance. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the Company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide reconciliations of GAAP measures to non-GAAP measures. 21

Non-GAAP Financial Measures (Cont’d) (1) Cumulative change since year-end 2020 through the period ended 2Q 26 22

Non-GAAP Financial Measures (Cont’d) 23

Glossary ANR – average net finance receivables Average FICO – weighted-average FICO score at origination, weighted by loan volume Bps – basis points Capital generation – the year-to-date change in total capital and capital return from the prior year-end Cost of funds – annualized interest expense as a percentage of average net finance receivables Cumulative capital return – dividend and common stock repurchase activity that has occurred since December 31, 2020 Debt balance – the balance for each respective debt agreement, composed of principal balance and accrued interest Dividend yield – annualized dividends per share divided by the closing share price as of the last day of the quarter Delinquency rate (DQ %) – delinquent loans outstanding as a percentage of ending net finance receivables ENR – ending net finance receivables Funded debt ratio – total debt divided by total assets Interest and fee yield – annualized interest and fee income as a percentage of average net finance receivables Net credit loss (NCL) rate– annualized net credit losses as a percentage of average net finance receivables Operating expense (OpEx) ratio – annualized general and administrative expenses as a percentage of average net finance receivables Originations – Represents the principal balance of loan originations, refinancings, and purchases Return on assets (ROA) – annualized net income as a percentage of average total assets Return on equity (ROE) – annualized net income as a percentage of average stockholders’ equity Total capital – stockholders’ equity plus allowance for credit losses Total revenue yield – annualized total revenue as a percentage of average net finance receivables WAC – weighted-average coupon YoY – year-over-year 24